Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and contingencies (Note 6)
Commitments and Contingencies

6. Commitments and Contingencies

Klydon Proprietary Limited

In November 2021, the Company entered into an agreement with Klydon Proprietary Limited (“Klydon”) to design and build a plant to enrich Molybdenum in South Africa. The initial phase of the project includes the building of a plant that can support the production of at least 5kgs of Mo-100, and is expected to be completed in the second half of 2023. The contracted cost for this phase is $6,800,000. The second phase of the project includes the production to be increased to 20kgs of Mo-100 with an additional cost of $6,000,000. The Company can modify the contract scope and overall costs and the contract can be cancelled by either party. As of December 31, 2022 and 2021, approximately $7,233,000 and $1,800,000, respectively, has been paid under this contract and recorded as construction in progress within property and equipment.

Klydon performed a portion of the services required under the Turnkey Contract; however, services were incomplete and many of the services were not completed within the time frame required. As a result, Klydon and ASP South Africa entered into an Acknowledgement of Debt Agreement dated November 30, 2022, whereby Klydon (i) agreed to pledge its assets (the “Pledged Assets”) to ASP South Africa to secure its performance of the Turnkey Contract by December 31, 2022, and (ii) acknowledged that ASP South Africa would suffer damages in the amount of $6,050,000 (“Damage Amount”) should it fail to perform. Under the Acknowledgement of Debt Agreement, the Pledged Assets would serve as collateral for Klydon’s obligation to pay the Damage Amount should Klydon fail to perform. In connection therewith, also on November 30, 2022, ASP South Africa and Klydon entered into a Deed of Security Agreement whereby, if Klydon failed to complete its obligations under the Turnkey Contract by December 31, 2022, all of Klydon’s rights of any nature to and interests of any nature in the Pledged Assets would be transferred to ASP South Africa. Klydon failed to complete its obligations under the Turnkey Contract by December 31, 2022, and the Company plans to perfect its interests in the assets as soon as practicable. The Company does not believe that the amounts owed by Klydon are realizable, nor does the Company know the timing of any recovery payments. Therefore, a loss recovery receivable was not recorded at December 31, 2022.

 Two individuals who are officers and board members of Klydon received warrants to purchase common stock of the Company. See Notes 8 and 9.

Contingencies

From time to time, the Company may have certain contingent liabilities that arise in the ordinary course of its business activities. The Company accrues liabilities for such matters when future expenditures are probable and such expenditures can be reasonably estimated.

On October 25, 2022, the Company received a letter from a law firm acting on behalf of Norsk medisinsk syklotronsenter AS (“NMS”), asserting, among other things, that the grant of a license to the ASP technology to the Company by Klydon violates a pre-existing exclusive sub-license to the ASP technology granted to Radfarma. The asserted claims, arbitration and/or litigation could include claims against the Company, the Company’s licensor (Klydon), or Klydon’s present or former sub-licensors alleging infringement of intellectual property rights with respect to the ASP technology on which our company relies. The Company believe these claims have no merit.